The Advisors’ Inner Circle Fund (the “Trust”)

ICM Small Company Portfolio (the “Fund”)

Supplement dated April 9, 2021

to the Fund’s Summary Prospectus (“Summary Prospectus”), Prospectus (the “Prospectus”)

and Statement of Additional Information (the “SAI”),

each dated March 1, 2021

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus and SAI, and should be read in conjunction with the Summary Prospectus, Prospectus and SAI.

As publicly announced on February 10, 2021, Investment Counselors of Maryland, LLC (“ICM”), the Fund’s investment adviser, and William Blair Investment Management, LLC (“William Blair”) have entered into an equity purchase agreement pursuant to which William Blair has agreed to acquire ICM (the “Transaction”). In anticipation of the Transaction, the Board of Trustees of the Trust (the “Board”) has approved an Agreement and Plan of Reorganization providing for the reorganization of the Fund into the William Blair Small Cap Value Fund (the “Acquiring Fund”), an existing series of William Blair Funds managed by William Blair (the “Reorganization”).

The Acquiring Fund and the Fund have similar investment objectives, principal investment strategies, investment policies and principal risks. Following the closing of the Reorganization, the Acquiring Fund is expected to be managed by the same portfolio management team that currently manages the Fund. The Reorganization is intended to be tax-free, meaning that the Fund’s shareholders will become shareholders of the Acquiring Fund without realizing any gain or loss for federal tax purposes.

The Reorganization is subject to shareholder approval, though no shareholder action is necessary at this time. Shareholders of record of the Fund on or about May 7, 2021 will receive a proxy statement/prospectus that contains important information about the Reorganization and the Acquiring Fund in which they would own shares upon closing of the Reorganization, including information about investment strategies and risks, fees and expenses. Prior to the Reorganization, Fund shareholders may continue to purchase, redeem and exchange their shares subject to the limitations described in the Prospectus. If shareholders approve the Reorganization and other closing conditions are met, the Reorganization is anticipated to close on or about July 12, 2021.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Fund or the Acquiring Fund, nor is it a solicitation of any proxy. When it is available, please read the proxy statement/prospectus carefully before making any decision to invest or when considering the Reorganization. The proxy statement/prospectus will be available for free on the SEC’s website (www.sec.gov).

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

ICM-SK-008-0200